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                                                              EXHIBIT 23.1


            CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement of Affymetrix, Inc. (Form S-8) of our report dated January 23, 1997, with respect to the financial statements and schedule of Affymetrix, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1996, filed with the Securities and Exchange Commission.

                                             ERNST & YOUNG LLP

Palo Alto, California
September 9, 1997